 LVIP Protected Profile 2020 Fund(Standard and Service Class)
Summary ProspectusApril 29, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus and statement of additional information, both dated April 29, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Protected Profile 2020 Fund (formerly the LVIP Wilshire 2020 Profile Fund) is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (fees that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.16%	0.16%
Acquired Fund Fees and Expenses (AFFE)	0.49%	0.49%
Total Annual Fund Operating Expenses[1]	0.90%	1.15%
Less Expense Reimbursement[2]	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.79%	1.04%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
2Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse fund to the extent that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses) exceed 0.30% of average daily net assets for the Standard Class of the fund (0.55% if average daily net assets for the Service Class of the fund). The agreement will continue at least through April 30, 2012.

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ExampleThis example is intended to help you compare the cost of investing in the Profile Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$81	$276	$488	$1,098
Service Class	$106	$354	$622	$1,388
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio. Principal Investment Strategies The Profile Fund operates under a fund of funds structure, whereby under normal market conditions the fund will invest 80% or more of its assets in underlying funds. The underlying funds invest primarily in equity securities and/or fixed income securities. On or about May 15, 2011, the Profile Fund will also employ an actively managed risk-management overlay (“protection sub-strategy”) that will invest in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk. These exchange-traded futures will be on equity indices of domestic and foreign markets. As a part of the adviser’s protection sub-strategy, the fund will primarily sell futures contracts on these indices (a “short” position in futures) to decrease the fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon the adviser’s evaluation of market volatility and downside equity market risk. Such an investment program involves selling index futures contracts that will have prices that are highly correlated in a negative way to the equity securities in which the underlying funds invest. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. The sale of a futures contract enables the fund to lock in a price at which it may sell the financial instrument and protect against declines in the value of the underlying funds that primarily invest in equities. The fund will have at least 2/3 of its allocation to underlying funds invested in funds employing a passive investment style (i.e., index funds). The Profile Fund will primarily purchase the following index funds to meet the passive investment style restriction: LVIP SSgA Bond Index Fund, LVIP SSgA International Index Fund, LVIP SSgA S&P 500 Index Fund and LVIP SSgA Small-Cap Index Fund. The Profile Fund’s largest allocation will be to underlying funds that primarily invest in domestic and foreign equity securities, including large, medium and small cap equities and both growth and value equity securities. The foreign equity securities held by the underlying funds will be from issuers in both developed and emerging markets. A significantly smaller allocation will be made to underlying funds that primarily invest in domestic fixed income securities, including mortgage-backed and inflation-indexed bonds, various types of derivative instruments and futures. The Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, the Profile Fund owns a diversified mix of equity securities (stocks) and fixed income securities (bonds).The Profile Fund’s protection sub-strategy will consist of investing directly in exchange-traded futures on broad market equity indices of domestic and foreign markets where liquid futures markets exist. The advisor will select futures contracts based upon their historical correlation to the underlying fund(s) being hedged. The adviser will regularly evaluate the level of market volatility to determine the desired level of overall economic equity exposure to be held by the Profile Fund and designate a certain portion of the Profile Fund to be used to purchase or sell futures to manage overall economic exposure to equity securities. The Fund will primarily hold short positions in exchange-traded futures to seek downside protection and attempt to provide a buffer against sharp downward movements in equity markets. The adviser may also periodically utilize long positions (purchase exchange-traded futures contracts) to increase the overall level of economic exposure to equity securities held by the fund at any given time, typically where the fund is holding idle cash that is awaiting investment in underlying funds. The purchase of a futures contract allows the fund to purchase a specific financial instrument underlying the contract at a specific time and for a set price, in effect, allowing the fund to lock in a price at which it may buy that instrument. However, at no time will the fund’s use of futures override or change the Profile Fund’s maximum target allocation to equity securities. The adviser will regularly adjust the level of exchange-traded futures contracts held to manage the overall net risk level of the fund.

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The Profile Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Profile Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Profile Fund in strong, increasing markets relative to un-hedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the fund’s net economic exposure to equity securities to 0%. The Profile Fund is designed for investors planning to retire close to the year 2020 (target date). The target date refers to the approximate year an investor in the Profile Fund would plan to retire and likely stop making new investments in the fund. The adviser invests the Profile Fund in underlying funds in accordance with an asset allocation between equity securities and fixed income securities which will become more conservative over time as the target date draws closer and once the target date occurs, as the investor moves further into retirement. Before investing in the Profile Fund, an investor should consider in addition to age and retirement date, other factors such as the investor’s risk tolerance, personal circumstances, and complete financial situation. Under normal circumstances, the Profile Fund’s current investment strategy will be to invest at least 80% of its net assets in underlying funds, 59% of which will be in underlying funds that invest primarily in equity securities and 41% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the remaining portion of the fund’s net assets is expected to be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. The adviser develops the Profile Fund’s asset allocation model based on the fund’s current investment strategy. The asset class allocations in the Profile Fund’s model are not expected to vary from the Fund’s current investment strategy by more than plus or minus 10% in any one year. At the target date, at least 80% of the Profile Fund is anticipated to be invested in underlying funds, 55% of which will be in underlying funds that invest primarily in equity securities and 45% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion of the Profile Fund not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. As a result, the economic exposure to equities at the target date may vary between a low of 0% in extreme market conditions and a high of 55% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the target date to be between 35% and 55%. The Profile Fund’s allocation to underlying funds that invest in equity securities will continue to decline until approximately 20 years after its target date, when its allocations to underlying funds among different types of assets will become fixed (landing date). Thus, the landing date for the Profile Fund is approximately 2040. The Profile Fund’s allocation to underlying funds at the landing date is expected to be at least 80%, 25% of which will be in underlying funds that invest primarily in equity securities and 75% in underlying funds that invest primarily in fixed income securities. As a result of the protection sub-strategy, the portion not invested in underlying funds will be invested in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. However, the net economic exposure to equities at the landing date may vary between a low of 0% in extreme market conditions and a high of 25% in more benign markets. Under normal market conditions, the adviser expects the fund’s total economic exposure to equities at the landing date to be between 15% and 25%. The Profile Fund expects investors to gradually withdraw their monies from the Profile Fund from the time of the target date to the landing date and beyond. As a result of these withdrawals and the resulting decrease in the size of the Profile Fund, the expense ratio of the Profile Fund is expected to increase.On at least an annual basis, the adviser will reassess and make any necessary revisions in the Profile Fund’s asset allocation model, including revising the asset class weightings in the model. At that time, the level of exchange-traded futures held will be adjusted for any changes to the asset allocation model. This will ensure that the overall risk level of the fund remains aligned with the protection strategy and the current level of the adviser’s assessment of overall market risk and general economic climate. The maximum amount of change to the model’s asset class allocations that would be made in one year is plus or minus 10%.On a quarterly basis, the adviser will evaluate the need to add, remove and/or re-weight the underlying funds in the Profile Fund’s asset allocation model. The adviser will also periodically rebalance the weightings in the underlying funds held by the Profile Fund to the asset allocation model. In general, the adviser does not anticipate making frequent changes in the asset allocation model and will not attempt to time the market. The amount of exchange-traded futures in the Profile Fund, which will affect the investor’s exposure to equity securities, will fluctuate daily based upon market conditions.The adviser uses mathematical and statistical investment processes to allocate assets, select underlying funds and construct portfolios in ways that seek to outperform the 2020 Profile Composite. The 2020 Profile Composite, an unmanaged index compiled by LIA, the Profile Fund’s adviser is constructed as follows: 26% Barclays Capital U.S. Tips Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends). The Profile Fund’s protection sub-strategy may cause the fund’s return to trail the return of the un-hedged 2020 Profile Composite in strong, increasing markets.

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The underlying fund selection is made based on the Profile Fund’s particular asset allocation model, the adviser’s desired asset class exposures and the investment styles of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each fund’s suitability as an investment for the Profile Fund. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Asset Allocation Risk: The fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time. The fund is subject to the risk that the fund may allocate assets to an asset class that underperforms other asset classes.
  Passive Management Risk: The fund uses an indexing strategy and does not individually select securities. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
  Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the fund’s performance my sometimes be lower than that of other types of funds.
  Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
  Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the fund’s shares.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.

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  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Currency Risk: The value of the fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of foreign investments.
  Fund of Funds Risk: The investment performance of the fund is affected by the investment performance of the underlying funds in which the fund invests. The ability of the fund to achieve its investment objective depends on the ability of the underlying funds to meet their investment objectives and on the adviser’s decisions regarding the allocation of the fund’s assets among the underlying funds.
  Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
Fund PerformanceThe following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund’s Standard Class from year to year; and (b) how the average annual returns of the fund’s one year and lifetime periods compare with those of a broad measure of market performance. Information has also been included for the 2020 Composite, which is an unmanaged index compiled by LIA, the fund’s adviser, and is constructed as follows: 26% Barclays Capital U.S. TIPS Index, 13% Barclays Capital U.S. Aggregate Index, 44% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends). The 2020 Composite shows how the fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the fund invests. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.
During the periods shown above in the chart, the fund’s highest return for a quarter occurred in the second quarter of 2009 at: 13.73%.The fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (14.15%).
	Average Annual Total Returns For periods ended 12/31/10
	1 year	Lifetime (Since inception 4/30/07)
LVIP Protected Profile 2020 Fund – Standard Class	12.00%	2.23%
LVIP Protected Profile 2020 Fund – Service Class	11.72%	1.97%
Wilshire 5000 Total Market IndexSM	17.17%	(1.40%)
2020 Profile Composite	12.23%	1.50%

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Investment Adviser Investment Adviser: Lincoln Investment Advisors Corporation
Portfolio Manager(s)	Company Title	Experience w/Fund
Kevin J. Adamson	Vice President	Since May 2011
David A. Weiss	Vice President	Since May 2011
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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